As filed with the Securities and Exchange Commission on January 27, 1995.
                                                           Registration No. 33-
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           _________________________

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           _________________________

                            WAXMAN INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)

           Delaware                                       34-0899894

(State or other jurisdiction of                 (I.R.S. Employer Identification
 incorporation or organization)                             Number)

                               24460 Aurora Road
                          Bedford Heights, Ohio 44146
              (Address of principal executive offices) (Zip Code)
                           _________________________

                        1992 NON-QUALIFIED AND INCENTIVE
                 STOCK OPTION PLAN OF WAXMAN INDUSTRIES, INC.,
                 WAXMAN INDUSTRIES, INC. 1994 STOCK OPTION PLAN
                        FOR NON-EMPLOYEE DIRECTORS, AND
            EMPLOYEE STOCK PURCHASE PLAN OF WAXMAN INDUSTRIES, INC.
                           (Full titles of the Plans)
                           _________________________

Armond Waxman                                Scott M. Zimmerman, Esq.
 President and Co-Chief                      Shereff, Friedman, Hoffman
 Executive Officer                            & Goodman, LLP
Waxman Industries, Inc.                      919 Third Avenue
24460 Aurora Road                            New York, New York  10022
Bedford Heights, Ohio 44146                  (212) 758-9500
(216) 439-1830


                      (Name, address and telephone number,
                  including area code, of agents for service)

                        CALCULATION OF REGISTRATION FEE

- ------------------------------------------------------------------------------------------------------------------
                                                           Proposed
             Title of                                      Maximum         Proposed Maximum
            Securities                Amount            Offering Price         Aggregate             Amount of
          to be Registered      to be Registered(1)      Per Share(2)      Offering Price(2)      Registration Fee
- ------------------------------------------------------------------------------------------------------------------
Common Stock,
par value
$0.01 per share                 2,850,000 shares           $1.0625              $3,028,125             $1,044.18
- ------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416, this Registration Statement also covers such additional securities as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), on the basis of the average of the high and low prices of the Registrant's Common Stock as quoted on the New York Stock Exchange on January 26, 1995.

                                    PART II

                            INFORMATION REQUIRED IN
                           THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference
          ---------------------------------------
          The following documents, which have been filed by Waxman Industries, Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference:

          (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1994 (the "1994 Form 10-K"), which is the Registrant's latest Annual Report on Form 10-K filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and which contains audited financial statements for the Registrant's latest fiscal year for which a Form 10-K was required to have been filed.

          (b) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 1994.

          (c) The description of the Registrant's Common Stock, par value $0.01 per share, which is contained in a registration statement filed under
Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

          In addition, all documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the time of filing of such documents.

Item 4.   Description of Securities.
          -------------------------
          Not applicable.

Item 5.   Interest of Named Experts and Counsel.
          -------------------------------------
          Not applicable.

Item 6.   Indemnification of Directors and Officers.
          -----------------------------------------
          The Certificate of Incorporation of the Registrant provides that each person who is a party to or involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she was a director or officer of the Registrant, shall be indemnified and held harmless by the Registrant to the fullest extent authorized by the Delaware General Corporation Law against all expense, liability and loss reasonably incurred by such person in connection therewith. The Certificate of Incorporation provides that the right to indemnification contained therein is a contract right and includes the right to be paid by the Registrant the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred in advance of the final disposition of a proceeding shall be made only upon delivery to the Registrant of an undertaking to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified. The Registrant maintains directors' and officers' liability insurance covering certain liabilities incurred by the directors and officers of the Registrant in connection with the performance of their duties.

Item 7.   Exemption from Registration Claimed.
          -----------------------------------
          Not applicable.

Item 8.   Exhibits
          --------
          The following exhibits are filed as part of this registration statement:

          4.1* 1992 Non-Qualified and Incentive Stock Option Plan of Waxman Industries, Inc. (Incorporated by reference to Exhibit 10.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1993, File No. 0-5888).

          4.2 Amendment No. 1 to 1992 Non-Qualified and Incentive Stock Option Plan of Waxman Industries, Inc.

          4.3 Waxman Industries, Inc. 1994 Stock Option Plan for Non-Employee Directors

          4.4    Employee Stock Purchase Plan of Waxman Industries, Inc.

          5.1    Opinion of Shereff, Friedman, Hoffman & Goodman, LLP.

          23.1   Consent of Independent Public Accountants

          23.2 Consent of Shereff, Friedman, Hoffman & Goodman, LLP (included in Exhibit 5.1).

          24 Power of Attorney (included in signature page to this registration statement).

_________________________
*Incorporated by reference as indicated.

Item 9.   Undertakings.

                 (a)   The undersigned Registrant hereby undertakes:

                       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                            (i)     To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act
                                    of 1933;

                            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement:

                 PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (ii) do not apply if the registration statement is on Form S-3 or S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                       (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                       (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                 (b) The undersigned Registrant hereby undertakes that, for the purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
          1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on this 27th day of January, 1995.

                                                     WAXMAN INDUSTRIES, INC.


                                            By: /s/ Neal R. Restivo
                                                -------------------------------
                                                Neal R. Restivo
                                                Senior Vice President and
                                                Chief Financial Officer

          KNOW ALL MEN BY THESE PRESENT, that each of the undersigned whose signature appears below constitutes and appoints Neal R. Restivo and Armond Waxman, and each of them (with full power of each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and on his behalf, and in his name, place and stead, in any all capacities to execute and sign any and all amendments or post-effective amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof and the Registrant hereby confers like authority on its behalf.

          Pursuant to the requirements of the Securities Act 1933, the Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

            Signature                            Title                                Date
            ---------                            -----                                ----

/s/ Melvin Waxman                      Chairman of the Board, Co-Chief             January 27, 1995
- -----------------------------          Executive Officer and Director
Melvin Waxman

/s/ Armond Waxman                      President, Co-Chief Executive               January 27, 1995
- -----------------------------          Officer and Director
Armond Waxman

/s/ Neal R. Restivo                    Senior Vice President and Chief             January 27, 1995
- -----------------------------          Financial Officer (principal
Neal R. Restivo                        financial and accounting officer)

/s/ Samuel J. Krasney                  Director                                    January 27, 1995
- -----------------------------
Samuel J. Krasney

/s/ Irving Z. Friedman                 Director                                    January 27, 1995
- -----------------------------
Irving Z. Friedman

/s/ Judy Robins                        Director                                    January 27, 1995
- -----------------------------
Judy Robins

                            WAXMAN INDUSTRIES, INC.

                                    FORM S-8
                             REGISTRATION STATEMENT


                                 EXHIBIT INDEX

                                                                  SEQUENTIALLY
                                                                    NUMBERED
EXHIBIT                                                               PAGE
- -------                                                           ------------

4.1*      1992 Non-Qualified and Incentive Stock Option Plan of Waxman
          Industries, Inc. (Incorporated by reference to Exhibit 10.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
          June 30, 1993, File No. 0-5888).

4.2       Amendment No. 1 to 1992 Non-Qualified and Incentive Stock Option
          Plan of Waxman Industries, Inc.

4.3       Waxman Industries, Inc. 1994 Stock Option Plan for Non-Employee
          Directors.

4.4       Employee Stock Purchase Plan of Waxman Industries, Inc.

5.1       Opinion of Shereff, Friedman, Hoffman & Goodman, LLP.

23.1      Consent of Independent Public Accountants

23.2      Consent of Shereff, Friedman, Hoffman & Goodman, LLP (included in
          Exhibit 5.1).

24 Power of Attorney (included in signature page to this registration statement).

_________________________
*Incorporated by reference as indicated.